Exhibit 99.2

Parker Hannifin Corporation

Quarterly Earnings Release 4th Quarter FY 2004

July 29, 2004

.

Forward Looking Statements

Forward-Looking Statements:

Forward-looking statements contained in this and other written and oral reports are made based on known events and circumstances at the time of release, and as such, are subject in the future to unforeseen uncertainties and risks. All statements regarding future performance, earnings projections, events or developments are forward-looking statements. It is possible that the future performance and earnings projections of the company and individual segments may differ materially from current expectations, depending on economic conditions within both its industrial and aerospace markets, and the company’s ability to achieve anticipated benefits associated with announced realignment activities, strategic initiatives to improve operating margins, and growth initiatives. A change in economic conditions in individual markets may have a particularly volatile effect on segment results. Among the other factors which may affect future performance are: changes in business relationships with and purchases by or from major customers or suppliers, including delays or cancellations in shipments; uncertainties surrounding timing, successful completion or integration of acquisitions; threats associated with and efforts to combat terrorism; competitive market conditions and resulting effects on sales and pricing; increases in raw-material costs that cannot be recovered in product pricing; and global economic factors, including currency exchange rates, difficulties entering new markets and general economic conditions such as interest rates. The company makes these statements as of the date of this disclosure, and undertakes no obligation to update them.

Non-GAAP Financial Measure

This presentation reconciles sales amounts reported in accordance with U.S. GAAP to sales amounts adjusted to remove the effects of acquisitions and divestitures made within the prior four quarters as well as the effects of currency exchange rates on sales. The effects of acquisitions and divestitures and currency exchange rates are removed to allow investors and the company to meaningfully evaluate changes in sales on a comparable basis from period to period.

Discussion Agenda

Financial Highlights

Influences on Sales & Earnings

WIN Strategy

Balance Sheet & Cash Flow Trends

Outlook

Questions & Answers

Financial Highlights

EPS – 4th Quarter and YTD as of June 30, 2004 $3.50 $3.00 $2.50 $2.00 $1.50 $1.00 $0.50 $0.00

4Q FY 04 4Q FY 03 YTD FY 04 YTD FY 03 $1.05 $0.42 $2.91 $1.68

Note: FY04 4Q EPS was reduced by $0.02 for business realignment charges and benefited $0.05 from the divestiture of a business. FY03 4Q EPS was reduced by $0.06 for business realignment charges and benefited $0.04 from the divestiture of a business. FY04 YTD EPS was reduced by $0.09 for business realignment charges and benefited $0.05 from the divestiture of a business. FY03 YTD EPS was reduced by $0.14 for business realignment charges, $0.02 for an equity investment adjustment, and benefited $0.04 from the divestiture of a business.

Financial Highlights

Sales – 4th Quarter and YTD through June 30

4th Quarter YTD

FY 04 FY03 FY 04 FY03

Sales $1,992.7 $1,660.7 $7,106.9 $6,410.6

% change 20.0% 10.9%

Sales from acquisitions & divestitures $59.8 $8.4 $112.0 $27.5

Sales without acquisitions & divestitures $1,932.9 $1,652.3 $6,994.9 $6,383.1

% change 17.0% 9.6%

Currency effects $37.4 $255.2

Sales without acquisitions, divestitures & currency $1,895.5 $1,652.3 $6,739.7 $6,383.1

% change 14.7% 5.6%

Significant Influences on Sales

Industrial end market strength

Aerospace

Commercial

Defense

Globalization Trends

Parker New Order Rates

Industrial North America

24

30 20 10 0 -10 -20 -30 -40

J O

J 9 6

A J O

J 9 7

A J O

J 9 8

A J O

J 9 9

A J O

J 0 0

A J O

J 0 1

A J O

J 0 2

A J O

J 0 3

A J O

J 0 4

A

Current month vs. prior year

Parker New Order Rates

Industrial R.O.W.

21

30 25 20 15 10 5 0 -5 -10 -15

J O

J 9 6

A J O

J 9 7

A J O

J 9 8

A J O

J 9 9

A J O

J 0 0

A J O

J 0 1

A J O

J 0 2

A J O

J 0 3

A J O

J 0 4

A

Current month vs. prior year

Parker New Order Rates

Climate & Industrial Controls

-2

30 25 20 15 10 5 0 -5 -10 -15 -20

J O

J 0 2

A J O

J 0 3

A J O

J 0 4

A

Current month vs. prior year

Parker New Order Rates

Aerospace

15

30 20 10 0 -10 -20 -30

J O

J 9 6

A J O

J 9 7

A J O

J 9 8

A J O

J 9 9

A J O

J 0 0

A J O

J 0 1

A J O

J 0 2

A J O

J 0 3

A J O

J 0 4

A

Average last 12 months orders to previous 12 months orders

Influences on Earnings

Increased Volume

Restructuring/Move to Low Cost Countries

Win Strategy

Sales Mix – Aerospace

Segment Reporting Industrial North America

FY 2004 FY 2003

4th Qtr YTD 4th Qtr YTD

Sales

As reported $867.4 $3,091.9 $716.1 $2,840.6

% change 21.1% 8.8%

Acquisitions $17.3 $41.6 $0.0 $0.0

without Acquisitions $850.1 $3,050.3 $716.1 $2,840.6

% change 18.7% 7.4%

Currency effects ($0.3) $11.8 $0.0 $0.0

without Acquisitions & Currency $850.4 $3,038.5 $716.1 $2,840.6

% change 18.8% 7.0%

Operating Margin

As reported $114.3 $306.9 $34.6 $155.3

% of sales 13.2% 9.9% 4.8% 5.5%

Business realignment $1.8 $9.1 $3.1 $8.3

Segment Reporting Industrial Rest of World

FY 2004 FY 2003

4th Qtr YTD 4th Qtr YTD

Sales

As reported $565.1 $1,970.4 $428.4 $1,584.4

% change 31.9% 24.4%

Acquisitions $42.6 $70.4 $0.0 $0.0

without Acquisitions $522.5 $1,900.0 $428.4 $1,584.4

% change 22.0% 19.9%

Currency effects $31.5 $202.8 $0.0 $0.0

without Acquisitions & Currency $491.0 $1,697.2 $428.4 $1,584.4

% change 14.6% 7.1%

Operating Margin

As reported $55.9 $159.6 $23.5 $96.3

% of sales 9.9% 8.1% 5.5% 6.1%

Business realignment $0.8 $4.5 $1.8 $7.9

Segment Reporting Aerospace

FY 2004 FY 2003

4th Qtr YTD 4th Qtr YTD

Sales

As reported $307.6 $1,140.1 $276.8 $1,109.6

% change 11.1% 2.7%

Acquisitions/Divestitures $0.0 $0.0 $2.5 $17.9

without Acquisitions/Divestitures $307.6 $1,140.1 $274.3 $1,091.7

% change 12.1% 4.4%

Currency effects $2.3 $7.1 $0.0 $0.0

without Acquisitions & Currency $305.3 $1,133.0 $274.3 $1,091.7

% change 11.3% 3.8%

Operating Margin

As reported $40.0 $141.8 $34.0 $157.3

% of sales 13.0% 12.4% 12.3% 14.2%

Business realignment $0.0 $0.1 $1.4 $2.5

Segment Reporting Climate & Industrial Controls

FY 2004 FY 2003

4th Qtr YTD 4th Qtr YTD

Sales

As reported $ 189.3 $ 671.2 $ 181.4 $ 665.6

% change 4.4% 0.8%

Acquisitions/Divestitures $ 0.0 $ 0.0 $ 0.0 $ 0.0

without Acquisitions/Divestitures $ 189.3 $ 671.2 $ 181.4 $ 665.6

% change 4.4% 0.8%

Currency effects $ 0.9 $ 11.3 $ 0.0 $ 0.0

without Acquisitions & Currency $ 188.4 $ 659.9 $ 181.4 $ 665.6

% change 3.9% -0.9%

Operating Margin

As reported $ 22.4 $ 71.8 $ 19.1 $ 63.4

% of sales 11.8% 10.7% 10.5% 9.5%

Business realignment $ 0.0 $ 0.4 $ 0.3 $ 1.2

Segment Reporting Other

FY 2004 FY 2003

4th Qtr YTD 4th Qtr YTD

Sales

As reported $63.5 $233.3 $58.0 $210.3

% change 9.6% 10.9%

Acquisitions $0.0 $0.0 $5.9 $9.6

without Acquisitions $63.5 $233.3 $52.1 $200.7

% change 21.9% 16.2%

Currency effects $2.9 $22.1 $0.0 $0.0

without Acquisitions & Currency $60.6 $211.2 $52.1 $200.7

% change 16.3% 5.2%

Operating Margin

As reported $9.5 $22.1 $4.6 $11.6

% of sales 15.0% 9.5% 7.9% 5.5%

Business realignment $0.4 $1.0 $0.0 $1.3

Balance Sheet Summary

Cash

Working Capital

Inventory

Accounts Receivable

PP & E

Shareholders Equity

Financial Leverage

Debt to Debt Equity

38.0% 36.0% 34.0% 32.0% 30.0% 28.0% 26.0% 24.0% 22.0% 20.0%

FY99 FY00 FY01 FY02 FY03 FY 04

FY04

Target

24.9%

Strong Cash Flow

Operating Cash Flow $800 $700 $600 $500 $400 $300 $200 $100 $0

FY 99 FY 00 FY 01 FY 02 FY 03 FY 04

12.0% 10.0% 8.0% 6.0% 4.0%

% to Sales

459

538

529

631

557

662

FY 2005 Earnings Outlook

Business Segment Adjustment

Revenue

Reclassify $76 million from Industrial to Aerospace

Segment Operating Income Margins

Industrial North America decreases from 9.9% to 9.6%

Aerospace increases from 12.4% to 13.0%

FY 2005 Earnings Outlook Assumptions Segment Sales & Operating Income

FY 2005 Sales change vs. FY 2004

NA Industrial 6.0% - 8.0%

Industrial ROW 8.0% - 10.0%

Aerospace 3.0% - 5.0%

CIC -1.0% - 1.0%

Other -1.0% - 1.0%

FY 2005 Operating Margin percentage change vs. FY 2004 Basis points

NA Industrial 120 - 220

Industrial ROW 70 - 160

Aerospace 30 - 120

CIC -40 - 50

Other 0 - 100

FY 2005 Earnings Outlook Assumptions below Operating Margin

Corporate Admin. -1% to -3% vs. FY 2004 Interest Expense -8% to -10% vs. FY 2004 Other Exp. (Income) +75% to +100% vs. FY 2004 Tax Rate 31.0%

Earnings Outlook

Fiscal Year 2005 1st Quarter EPS Range $0.70 - $0.80

Fiscal Year 2005 EPS Range $3.30 - $3.70

Forecast Risks

Downside:

Raw material price increases

Interest Rates

Upside:

Aerospace recovery

Semiconductor

Heavy Duty Truck Stability

Questions & Answers

Appendix

FY 2004 Income Statements

Income Statement – 4thQuarter

FY 2004 FY 2003

% of Sales Business Realignment % of Sales Business Realignment & Equity Adj.

Net sales $1,992.9 100.0% $1,660.7 100.0%

Cost of sales 1,567.5 78.7% $2.9 1,382.6 83.3% $6.5

Gross profit 425.4 21.3% (2.9) 278.1 16.7% (6.5)

S, G & A 228.4 11.4% 0.1 185.3 11.2%

Goodwill impairment loss 1.0 0.1%

Other income (deductions)

Interest expense (17.0) -0.9% 0.0 (22.2) -1.3% 0.0

Interest & other income 6.6 0.3% 0.0 3.1 0.2% (3.5)

(10.4) -0.5% 0.0 (19.1) -1.2% (3.5)

Income before taxes 185.6 9.3% (3.0) 73.7 4.4% (10.0)

Income taxes 60.1 3.0% (1.0) 24.6 1.5% (3.5)

Net income $125.5 6.3% ($2.0) $49.1 3.0% ($6.5)

* Business realignment primarily includes severance costs and costs related to the consolidation of manufacturing product lines.

Income Statement – YTD

FY 2004 FY 2003

% of Sales Business Realignment % of Sales Business Realignment & Equity Adj.

Net sales $7,106.9 100.0% $6,410.6 100.0%

Cost of sales 5,742.1 80.8% $14.8 5,309.8 82.8% $20.1

Gross profit 1,364.8 19.2% (14.8) 1,100.8 17.2% (20.1)

S, G & A 800.2 11.3% 0.3 721.1 11.2% 3.6

Goodwill impairment loss 1.0 0.0%

Other income (deductions)

Interest expense (73.4) -1.0% 0.0 (81.6) -1.3% 0.0

Interest & other income 3.8 0.1% 0.0 (0.8) 0.0% (3.5)

(69.6) -1.0% 0.0 (82.4) -1.3% (3.5)

Income before taxes 494.0 7.0% (15.1) 297.3 4.6% (27.2)

Income taxes 148.3 2.1% (5.0) 101.1 1.6% (8.3)

Net income $345.7 4.9% ($10.1) $196.2 3.1% ($18.9)

* Business realignment primarily includes severance costs and costs related to the consolidation of manufacturing product lines.